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                                                                      EXHIBIT 10


                         FIRST AMENDMENT TO AMENDED AND
                      RESTATED RECEIVABLES SALE AGREEMENT

         THIS FIRST AMENDMENT (the "Amendment"), dated as of December 21, 2001, is entered into among ArvinMeritor Receivables Corporation, a Delaware corporation (the "Seller"), ArvinMeritor, Inc., an Indiana corporation (the "Initial Collection Agent," and, together with any successor thereto, the "Collection Agent"), the Related Committed Purchasers party hereto (the "Related Committed Purchasers"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), Giro Balanced Funding Corporation ("GBFC"), Atlantic Asset Securitization Corp. ("Atlantic"), the other Conduit Purchasers from time to time party hereto, ABN AMRO Bank N.V., as agent for the Purchasers (the "Agent") and as a Purchaser Agent, Bayerische Landesbank, New York Branch ("BLB"), as a Purchaser Agent, Credit Lyonnais ("CL"), acting through its New York Branch, as a Purchaser Agent, and the other Purchaser Agents from time to time to the party hereto;

                                  WITNESSETH:

         WHEREAS, the Seller, Collection Agent, the Related Committed Purchasers, the Conduit Purchasers, the Agent and the Purchaser Agents have heretofore executed and delivered a Receivables Sale Agreement dated as of September 27, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

         WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

         Section 1. Section 3.3 of the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  Section 3.3. Reports. On or before the 25th day of each month, and at such other times covering such other periods as is requested by the Agent or the Instructing Group (which such other periods shall not be shorter than a calendar month if no Termination Event has occurred), the Collection Agent shall deliver to the Agent and each Purchaser Agent a report reflecting information as of the close of business of the Collection Agent for the immediately preceding calendar month or such other preceding period as is requested (each a "Periodic Report"), containing the information described on Exhibit B (with such modifications or additional information as requested by the Agent or the Instructing Group); provided, however, if the Parent's long-term unsecured debt rating from both Moody's and S&P is less than Baa3 and BBB-, the Collection Agent shall deliver the Periodic Report to the Agent and each Purchaser Agent on or before Tuesday of each



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         week for the immediately preceding calendar week; provided, further, however if the Parent's long-term unsecured debt rating is less than "Ba1" from Moody's or less than "BB+" from S&P, respectively, the Collection Agent shall deliver the Periodic Report to the Agent and each Purchaser Agent on a daily basis.

         Section 2. The defined term "Concentration Limit" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Concentration Limit" means (i) an amount not to exceed 10% of the aggregate outstanding principal balance of all Eligible Receivables for Obligors (other than Special Obligors) with unsecured debt ratings of at least "A-" and "A3" by S&P and Moody's, respectively, (ii) an amount not to exceed 5% of the aggregate outstanding principal balance of all Eligible Receivables for Obligors (other than Special Obligors) with unsecured debt ratings of at least "BBB-" and "Baa3" but less than A- and A3 by S&P and Moody's, respectively, and (iii) an amount not to exceed 2.5% of the aggregate outstanding principal balance of all Eligible Receivables for Obligors (other than Special Obligors) with unsecured debt ratings of below BBB- and Baa3 by S&P and Moody's, respectively; provided, however, that if any Obligor (other than Special Obligors) is not rated by either S&P or Moody's, the applicable Concentration Limit shall be 2.5%.

         Section 3. The defined term "Downgrade" appearing in Schedule I to the Sale Agreement is hereby deleted.

         Section 4. Clause (i) of the defined term "Loss Reserve Percentage" appearing in Schedule I to the Sale Agreement is hereby amended by deleting the percentage "12.5%" contained therein and inserting in its place the percentage "15.0%".

         Section 5. The defined term "Special Limit" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Special Limit" means (i) an amount not to exceed 35% of the aggregate outstanding principal balance of all Eligible Receivables for Special Obligors with unsecured debt ratings of at least "A-" and "A3" by S&P and Moody's, respectively, (ii) an amount not to exceed 15% of the aggregate outstanding principal balance of all Eligible Receivables for Special Obligors with unsecured debt ratings of at least "BBB+" and "Baa1" but less than "A-" and "A3" by S&P and Moody's, respectively,
         (iii) an amount not to exceed 10% of the aggregate outstanding principal balance of all Eligible Receivables for Special Obligors with unsecured debt ratings of at least "BBB" and "Baa2" but less than "BBB+" and "Baa1" by S&P and Moody's, respectively, (iv) an amount not to exceed 7.5% of the aggregate outstanding principal balance of all Eligible Receivables for Special Obligors with unsecured debt ratings of at least "BBB-" and "Baa3" but less than "BBB" and "Baa2" by S&P and Moody's, respectively, and (v) an amount not to exceed 2.5% of the aggregate outstanding principal balance of all Eligible Receivables for Special Obligors with unsecured debt ratings of below "BBB" and "Baa3" by S&P and Moody's, respectively; provided, however, that if any Special

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         Obligor is not rated by either S&P or Moody's, the applicable
         Concentration Limit shall be 2.5%.

         Section 6. The defined term "Special Obligors" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  "Special Obligors" means Ford Motor Company, General Motors Corporation and Daimler Chrysler Corporation.

         Section 7. Clause (j) of the defined term "Termination Event" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (j) (i) the Parent's long-term unsecured, unsubordinated indebtedness is rated less than "BB+" by S&P and "Ba1" by Moody's (or S&P and Moody's has withdrawn or suspended such ratings) or (ii) the Parent's long-term unsecured, unsubordinated indebtedness is rated less than "BB" by S&P or "Ba2" by Moody's (or S&P or Moody's has withdrawn or suspended such rating); or

         Section 8. Concurrently upon the execution hereof, the Seller shall pay to each Related Committed Purchaser for its own account, an amendment fee of $50,000.

         Section 9. This Amendment shall become effective on the date the Agent has received (i) counterparts hereof executed by the Seller, Collection Agent, each Related Committed Purchaser, each Conduit Purchaser, each Purchaser Agent and the Agent.

         Section 10.1. To induce the Agent and the Related Committed Purchasers to enter into this Amendment, the Seller and Collection Agent represent and warrant to the Agent and the Related Committed Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Collection Agent, en forceable against the Seller and the Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Collection Agent of this Amendment or the performance by the Seller or the Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

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         Section 10.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         Section 10.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Related Committed Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 10.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                     ABN AMRO BANK N.V., as the Agent, a
                                       Purchaser Agent and a Committed Purchaser and as the Enhancer

                                     By:____________________________________
                                     Title: __________________________________

                                     By:____________________________________
                                     Title: __________________________________

                                     AMSTERDAM FUNDING CORPORATION, as a
                                      Conduit Purchaser

                                     By:____________________________________
                                     Title: __________________________________

                                     GIRO BALANCED FUNDING CORPORATION, as
                                      a Conduit Purchaser

                                     By:____________________________________
                                     Title: __________________________________

                                     BAYERISCHE LANDESBANK, New York Branch,
                                      as a Purchaser Agent

                                     By:____________________________________
                                     Title: __________________________________

                                     BAYERISCHE LANDESBANK, Cayman Islands
                                       Branch, as a Committed Purchaser

                                     By:____________________________________
                                     Title: __________________________________

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                                   ATLANTIC ASSET SECURITIZATION CORP., as a
                                     Conduit Purchaser

                                   By:____________________________________
                                   Title: __________________________________

                                   CREDIT LYONNAIS, acting through its New
                                     York Branch, as a Purchaser Agent and a
                                     Committed Purchaser

                                   By:____________________________________
                                   Title: __________________________________

                                   ARVINMERITOR RECEIVABLES CORPORATION,
                                     as the Seller

                                   By:____________________________________
                                   Title: __________________________________

                                   ARVINMERITOR, INC., as the Initial Collection
                                     Agent

                                    By:____________________________________
                                    Title: __________________________________





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